Geovic Mining Corp. Appoints Greg Hill Senior Vice President and CFO

November 09, 2007 – Grand Junction CO – Geovic Mining Corp. (Geovic or Company) [TSXV:GMC] is pleased to announce the appointment of Greg Hill as Senior Vice President and Chief Financial Officer effective November 1, 2007.

Mr. Hill has been the acting CFO for Geovic since August 2006 and has had a long and distinguished career as a finance professional. Mr. Hill was President of Englewood Capital LLC since 2001 where he provided investment and financial advisory services to a number of technology companies. Previously, Mr. Hill served as Senior Vice President, CFO and Treasurer of Lineo Inc., CFO of Sensorium Software Inc., Treasurer of Quark Inc. and Visiting Associate Professor at the Marriott School of Management at Brigham Young University. Earlier in his career, Mr. Hill held international finance positions with Phillips Petroleum and Freeport Minerals. Mr. Hill holds a BS degree from Massachusetts Institute of Technology and an MBA from Harvard University.

Also effective November 1, 2007, Mr. Michael Walthall was appointed Principal Accounting Officer for Geovic. Mr. Walthall joined the Company in September 2007 as Corporate Controller. Mr. Walthall started his career as an auditor for a major international accounting firm. Subsequently, he held controller or CFO positions with several fast growing technology companies and also spent several years working as an investment banker where he was involved in public offerings, private placements and acquisitions. For the past five years, Mr. Walthall provided accounting, tax and business consulting services to individuals and small businesses. He holds a BA degree in Business Administration from California State University Fullerton.

Geovic Mining Corp. – Background
Through its 60% ownership of Geovic Cameroon PLC, Geovic is planning to develop a substantial cobalt-nickel-manganese project in southeastern Cameroon. The Company is also engaged in the exploration for other minerals in Colorado, Wyoming and Arizona in the USA. Further information on the Company can be accessed on our web-site at www.geovic.net.

For more information, please contact: Vanguard Shareholder Solutions 604.608.0824 866.801.0779 ir@vanguardsolutions.ca		Geovic Mining Corp. John E. Sherborne CEO 970.256.9681 jsherborne@geovic.net
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Important Notice:
Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of the Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the future price of metals; the estimation of mineral reserves and resources; the timing and amount of estimated future production, costs of production, and capital expenditures; costs and timing of the development of new deposits; and success of exploration activities, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims and limitations on insurance coverage. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Geovic Mining to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grade or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; delays in obtaining governmental approvals or financing or in the completion of development or construction activities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. Geovic Mining does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

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